UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                              FORM 8-K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:		September 24, 1998
 (Date of earliest event reported):		(September 1, 1998)



                 MEGABANK FINANCIAL CORPORATION
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(Exact name of registrant as specified in its charter)



   Colorado			                  001-13819		 		                  84-0949755
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(State of other	              	(Commission				                (IRS Employer
jurisdiction of			             File Number)		            		 Identification No.)
 incorporation)



8100 E. Arapahoe Road, Suite 214        Englewood, CO                		80112
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(Address of principal executive offices)			                  		    (Zip Code)



Registrant's telephone number: (303) 740-2265



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Item 5.	Other Events

	On September 1, 1998, the Registrant changed its status to a unitary thrift holding company within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA").  The Registrant is registered with the Office of Thrift
Supervision ("OTS") and is subject to OTS regulations, examinations, super-
vision and reporting requirements.  Also, on September 1, 1998, the
Registrant's subsidiary bank, MegaBank, (formerly MegaBank of Arapahoe)
converted its charter from a Colorado state-chartered commercial bank to a federal savings bank, and is also subject to OTS regulations, examinations, supervision and reporting requirements.


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                                 SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                     MEGABANK FINANCIAL CORPORATION


                                     /s/ Thomas R. Kowalski
                                     Thomas R. Kowalski, Chairman


Dated:  September 24, 1998